                                                                   Exhibit 10.52

                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors

                                J.P. MORGAN plc
                                  as Arranger

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                               as Original Banks

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                              as Additional Banks

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent


                   -----------------------------------------
                              AMENDMENT AGREEMENT
                                relating to the
                    REVOLVING MULTICURRENCY CREDIT FACILITY
                                   AGREEMENT
                            of up to DM209, 355,403
                               Dated 12 May 1998
                   -----------------------------------------

                                   CONTENTS

Clause                                                                      Page
1. Interpretation........................................................      0

2. Amendment Of The Credit Agreement.....................................      0

3. Representations And Warranties........................................      0

4. Conditions Precedent And Conditions Subsequent........................      0

5. Undertakings..........................................................      0

6. Acknowledgement And Consent By Guarantors.............................      0

7. Fees And Costs........................................................      0

8. Miscellaneous.........................................................      0

9. Jurisdiction..........................................................      0

10. Governing Law........................................................      0

Schedule 1   The Borrowers...............................................      0

Schedule 2   Guarantors..................................................      0

Schedule 3...............................................................      0
   Part 1 Conditions Precedent Documentation.............................      0
   Part 2 Conditions Subsequent Documentation............................      0

Schedule 4   The Original Banks..........................................      0

Schedule 5   The Additional Banks........................................      0

Schedule 6   Bank Accounts...............................................      0

Schedule 7   Amendments To The Credit Agreement..........................      0

THIS AMENDMENT AGREEMENT is made the 27 February 2001

BETWEEN

(1) THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford, CT069026765, U.S.A (the "Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1;

(3)  THE COMPANIES as identified as Guarantors in Schedule 2;

(4)  J.P. MORGAN plc (the "Arranger");

(5) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 4 (the "Original Banks");

(6) THE FINANCIAL INSTITUTIONS identified as banks in Schedule 5 (the "Additional Banks");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(8)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent").

WHEREAS:

(A) By a credit agreement dated 12 May 1998 (as amended and restated on November 22, 2000, as amended by the January Agreement, as amended by this Agreement and otherwise as amended, restated, varied, supplemented or novated from time to time, the "Credit Agreement") and made between each of the parties hereto (other than Deutsche Bank London AG which has replaced San Paolo IMI SPA as an Original Bank), the Original Banks agreed to make certain credit facilities available to the Borrowers on the terms and conditions set out therein.

(B) In accordance with the terms of Clause 6 of the Credit Agreement, the Obligors' Agent wishes to make a utilisation of the Facilities but is unable to complete the Drawdown Request because of the occurrence of the Specified Defaults which are continuing.

(C) The Banks have agreed to waive the Specified Defaults to allow the utilisation to take place subject to the terms and conditions of this Agreement such that each of the parties hereto has agreed that the Credit Agreement be amended as set out in this Agreement.

NOW IT IS HEREBY as follows:

1.   INTERPRETATION

1.1  In this Agreement:

     "Bank Accounts" means all of the bank accounts of the Group, wherever situated.

     "Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received satisfactory evidence that all of the conditions precedent set out in Schedule 3 Part 1 have been met, in each case in a form and substance satisfactory to the Facility Agent.

     "euro" means the single currency of the participating member states of the European Union.

     "Further Bank Accounts" means such accounts as the Company may notify to the Facility Agent in accordance with the terms of Clause 5.2.

     "January Agreement" means the amendment agreement dated 24th January, 2001 which amended certain terms of the Credit Agreement.

     "Specified Bank Accounts" means together (i) the WBP Accounts and (ii) the Further Bank Accounts.

     "Specified Defaults" means the Events of Default and the Potential Events of Default which have been notified in writing to the Agents and the Banks prior to the date of this Agreement.

     "U.S. Obligors" means the Company and all of its Subsidiaries incorporated in the United States of America (the "U.S.") from time to time (and "U.S. Obligor" means any of them).

     "WBP Accounts" means each of the Banks Accounts of E Wiener Bike Parts GmbH the details of which are set out in Schedule 6.

1.2 Terms and expressions defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires or unless otherwise defined in this Agreement.

2.   AMENDMENT OF THE CREDIT AGREEMENT

2.1  Amendment

     On the Effective Date the Credit Agreement shall be amended as set out in the Schedule 7.

2.2  Waiver

     For the purposes (and only for the purposes) of permitting the utilisation by the Obligors' Agent of the Facilities referred to in Recital B, each of the Banks hereby agrees to waive the Specified Defaults provided that nothing in this Clause or otherwise in this Agreement shall prejudice the rights of the Agents or the Banks under the Credit Agreement to take any action hereafter in relation to the Specified Defaults. In addition, and notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall constitute a waiver, or prejudice the exercise by the Agent and/or the Banks, of any of the other and/or future rights granted to the Banks under the Credit Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     Each Obligor hereby represents and warrants to the Agents and the Banks that:

3.1 after the Effective Date there will exist no Event of Default or Potential Event of Default under the Credit Agreement other than the Specified Defaults;

3.2 after the Effective Date all representations and warranties contained in the Credit Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent that (i) such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date and (ii) such representations and warranties are breached by the Specified Defaults;

3.3 after the Effective Date each Obligor has performed all agreements to be performed on its part as set out in the Credit Agreement;

3.4 after the Effective Date, no member of the Group will have a Bank Account (other than the Specified Bank Accounts) unless it is either (i) specifically charged to the Security Agent on its own behalf and on behalf of each of the Banks or (ii) is not specifically charged to the Security Agent as described in (i) above but is held with one of the Banks;

3.5 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby;

3.6 neither the execution and delivery of this Agreement, nor the performance of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charters, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

3.7 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this Agreement;

3.8 this Agreement has been duly authorised, executed and delivered by each of the Obligors and this Agreement, the Credit Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor; and

3.9 all information provided to the Facility Agent in connection with this Agreement was or will be as at the time it was given, true, in all respects (save for minor typographical errors) (or, in the case of information provided by any Person other than the Company or its advisers, as far as the board of directors is aware, was true to the best of its knowledge or belief at the date supplied) and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect.

4.   CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

4.1 Without prejudice to the generality of Clause 2, the obligations of each Finance Party to the Company and the Borrowers under the Credit Agreement in relation to the Facilities are subject to the fulfilment of all conditions precedent set out in Schedule 3, Part 1 hereof.

4.2 The Company and the Borrowers undertake that the conditions subsequent set out in paragraph 1 of Schedule 3, Part 2 shall be completed within 30 days from the date of this Agreement.

5.   UNDERTAKINGS

5.1 E Wiener Bike Parts GmbH ("WBP") undertakes to the Agent and each of the Banks that it shall ensure that a balance in a maximum amount of $5000 (or the equivalent amount in euros) (the "Maximum Amount") shall be maintained on each of the WBP Accounts at all times and any excess (each an "Excess") over the Maximum Amount shall be swept at the end of each Business Day into
     (i) in the case of an Excess in the account held with Raiffeisenbank, such account as WBP may nominate at Dresdner Bank, Prinz Eugen Strasse, Vienna, Austria and (ii), in the case of an Excess in the account held with Commerzbank, into the account of WBP at Dresdner Bank in Schweinfurt, account number 400 289 100.

5.2 The Company undertakes to the Agent and each of the Banks that, within thirty days of the date of this Agreement, it shall provide the Facility Agent with details of all of the Further Bank Accounts and, from the date of such notification, the Company shall procure that (i) the balance held on each of the Further Bank Accounts shall not exceed the Maximum Amount and (ii) any Excess which is not to be used in the ordinary course of trading is paid to one of the Bank Accounts other than to another Specified Account unless the Facility Agent otherwise gives its consent to the contrary.

5.3  By their execution of this Agreement, the Banks hereby agree to:

     (a) The reduction and cancellation by the Company of the promissory notes of Gary S. Matthews, Daniel S. Lynch and Reggie Fils-Aime in the aggregate principal amounts of $2,100,000;

     (b) The reduction and cancellation by the Company of the promissory notes of W. Austin, K. Dantuma. P. Darntos. S.Goddard, K. Roether, J.V. Spon-Smith, C. Tribino and F. Vaiya in the aggregate amount of $1,112,500;

     (c) The repurchase by the Company of shares of Class A Common Stock and Class C Common Stock owned by Daniel S. Lynch and Reggie Fils-Aime for an aggregate cash purchase price of $247,750; and

     (d) The repurchase by the Company of shares of Class A Common Stock and Class C Common Stock owned by Gary S. Matthews, Daniel S. Lynch and Reggie Fils-Aime in exchange for the cancellation of their respective promissory notes as described in (a) above

     Provided that nothing herein shall in any way place any liability or obligation on the Facility Agent, the Security Agent or any of the Banks in relation to any of the transactions to be performed by the Company as described in (a) to (d) inclusive of this Clause.

6.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Guarantor under its respective Guarantee shall not be impaired or affected and such Guarantee is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

7.   FEES AND COSTS

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by them and their professional advisers in considering the position of the Group under the Credit Agreement.

8.   MISCELLANEOUS

8.1  Counterparts

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

8.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document.

8.3  Contracts (Rights of Third Parties) Act

     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

8.4  Finance Documents

     The Facility Agent hereby notifies the Company in accordance with the terms of the Credit Agreement that this Agreement shall be a Finance Document for the purposes of the Credit Agreement.

9.   JURISDICTION

9.1  Courts of England

     For the benefit of each Finance Party, each of the Obligors agree that the courts of England have jurisdiction to hear and settle any action, suit, proceeding or dispute in connection with this Agreement or any of the other Senior Finance Documents and therefore irrevocably submits to the jurisdiction of those courts.

9.2  Non-exclusivity

     The submission to the jurisdiction of the English courts does not restrict the right of a Finance Party to take proceedings against an Obligor in connection with this Agreement or any of the other Senior Finance Documents in any other court of competent jurisdiction, whether concurrently or not.

9.3  Service of process agent

     (a) In addition to any other appropriate method of service, each of the Non-UK Obligors irrevocably agrees that any suit, action or proceeding may be served on it by being delivered to Derby Holding Limited at 62 Triumph Road, Nottingham, NG7 2DD, England or its registered office and confirms that it has appointed the Company as its agent for such purpose.

     (b) Each of the Non-UK Obligors confirms that failure by its process agent to notify it of receipt of any process will not invalidate the proceedings to which it relates.

     (c) If the appointment of a process agent ceases to be effective, the relevant Non-UK Obligor shall immediately appoint a further Person in England as its process agent in respect of this Agreement and each of the other Senior Finance Documents and notify the Facility Agent of such appointment. If such a Person is not appointed within 15 days of such notification the Facility Agent shall be entitled to appoint such a Person.

9.4  Non-convenience of forum

     Each of the Non-UK Obligors confirms that the English courts are not an inconvenient forum and irrevocably waives any right it may have to object to them on the grounds of inconvenience or otherwise.

10.  GOVERNING LAW

     This Agreement is governed by and shall be construed in accordance with English Law.


THE PARTIES have entered into this Agreement on the date stated at the beginning.

                                  SCHEDULE 1

                                 The Borrowers


Name                                            Jurisdiction Of Incorporation

Raleigh Industries Limited                      England And Wales

The Derby Cycle Corporation Limited             England and Wales
(formerly Sturmey-Archer Limited)

Derby Holding (Deutschland) GmbH                Germany

Koninklijke Gazelle B.V.                        Netherlands

Raleigh Industries of Canada Limited            Canada

Raleigh Europe B.V.                             Netherlands

Raleigh B.V.                                    Netherlands

Englebert Wiener Bike Parts GmbH                Germany

Winora-Staiger GmbH                             Germany

Derby Holding Limited                           England and Wales

Raleigh Fahrrader GmbH                          Germany

Derby Cycle Werke GmbH                          Germany

Raleigh International Limited                   England and Wales

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

Derby Holding BV                                Netherlands

                                  SCHEDULE 2

                                  Guarantors



Name                                            Jurisdiction of Incorporation

Derby Holding Limited                           England and Wales

Raleigh Industries Limited                      England and Wales

Raleigh International Limited                   England and Wales

Derby Cycle Corporation Limited                 England and Wales
(formerly Sturmey-Archer Limited)

Raleigh Industries of Canada Limited            Canada

The Derby Cycle Corporation                     The United States of America

Raleigh BV                                      Netherlands

Raleigh Europe BV                               Netherlands

Koninklijke Gazelle BV                          Netherlands

Derby Nederland BV                              Netherlands

Derby Holding BV                                Netherlands

Lyon Investments BV                             Netherlands

Derby Holding (Deutschland) GmbH                Germany

Raleigh Fahrrader GmbH                          Germany

NW Sportger te GmbH                             Germany

Derby Cycle Werke GmbH                          Germany

Englebert Wiener Bike Parts GmbH                Germany

Univega Worldwide Licence GmbH                  Germany

Univega Beteiligungen GmbH                      Germany

Univega Bikes & Sports Europe GmbH              Germany
(formerly MS Sport Vertriebs GmbH)

Derby Fahrrader GmbH                            Germany

Derby WS Verm gensverwaltungs GmbH              Germany

Winora-Staiger GmbH                             Germany

Name                                            Jurisdiction of Incorporation

Curragh Finance Company                         Ireland

Raleigh Ireland Limited                         Ireland

The British Cycle Corporation Limited           England and Wales

Raleigh (Services) Limited                      England and Wales

Triumph Cycle Company Limited                   England and Wales

BSA Cycles Limited                              England and Wales

Derby Sweden AB                                 Sweden

Bikeshop.com, Inc.                              The United States of America

                                  SCHEDULE 3


                                    Part 1

                       Conditions Precedent Documentation

1.   RESOLUTIONS

     A copy of the resolutions of the Board of the Company certified by the Secretary (or appropriately authorised person) of the Company approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by the Company hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived.

2.   MISCELLANEOUS

2.1  An executed copy of this Agreement.

2.2  A letter from the Company detailing the Specified Defaults.

2.3 Evidence that all costs and expenses (including legal fees incurred by both DLA and Clifford Chance and fees incurred by KPMG in connection with their role as professional advisers to the Agents and the Banks) properly incurred by the Agents and the Banks and their professional advisers in considering the position of the Group under the Credit Agreement have been paid.

2.4  A copy of the Disposal Timescale (as defined in the January Agreement).

                                    Part 2

                      Conditions Subsequent Documentation

1. A copy of the resolutions of the Board (or, as appropriate, the equivalent in jurisdictions other than England and Wales) of each Obligor (other than the Company) certified by the Secretary thereof (or appropriately authorised person) of such Obligor approving this Agreement and the terms of the Credit Agreement as amended pursuant hereto and authorising the execution and delivery of this Agreement and any other communications or documents to be delivered by such Obligor hereunder and thereunder and confirming that the authority granted by each of the Obligors to the Company as set out in Clause 2.3(c) of the Credit Agreement has not been rescinded, amended or otherwise waived.

                                  SCHEDULE 4

                               The Original Banks

Name

ABN Amro Bank N.V.

BHF - Bank AG

BNP Paribas

Deutsche Bank AG, London

Dresdner Bank AG, New York and Grand Cayman branch

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

Oldenburgische Landesbank AG

Scotiabank Europe plc

The Bank of Nova Scotia

The Chase Manhattan Bank

The Governor and Company of the Bank of Scotland

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

The Sumitomo Bank, Limited

                                  SCHEDULE 5

                              The Additional Banks

Name

ABN Amro Bank N.V.

BNP Paribas

HSBC Bank plc

KBC Bank (Nederland) NV

Lloyds TSB Bank Plc

The Chase Manhattan Bank

                                  SCHEDULE 6

                                 BANK ACCOUNTS


------------------------------------------------------------------------------

                           E WIENER BIKE PARTS GMBH

 Account Bank                                    Account Number
------------------------------------------------------------------------------
 Raiffeisenbank Attersee Sued              34363           32 706
 Dorfstr. 50
 A-4865 Nussdorf Am Attersee
 Austria

 Tel:
 Fax:
------------------------------------------------------------------------------
 Commerzbank                          793 400 54      653 763 300
 Spitalstr. 34
 97421 Schweinfurt

 Tel:
 Fax:

------------------------------------------------------------------------------

                                  SCHEDULE 7

                      Amendments to the credit agreement

1    Replace Clause 6.2 (e) of the Credit Agreement with the following:

     "(e) the Term of the Advance being requested shall be a period of one month (or such other duration as the Banks may have previously agreed in writing for such Advances) which will begin on the proposed Drawdown Date and end on a Business Day which is or precedes a Tranche A Final Repayment Date or, as the case may be, the Tranche B Final Repayment Date."

2    Replace Clause 8.3 (Due Date) with the following:

     "Notwithstanding anything to the contrary in this Agreement, accrued interest on each Advance during its Term is payable by the relevant Borrower in arrears on the Repayment Date relating to such Advance."

The Company

THE DERBY CYCLE CORPORATION

By:   \s\ JOHN BURDETT



The Borrowers

RALEIGH INDUSTRIES LIMITED

By:   \s\ JOHN BURDETT



THE DERBY CYCLE CORPORATION LIMITED

By:   \s\ JOHN BURDETT



DERBY HOLDING (DEUTSCHLAND) GMBH

By:   \s\ JOHN BURDETT



KONINKLIJKE GAZELLE BV

By:   \s\ JOHN BURDETT



RALEIGH INDUSTRIES OF CANADA LIMITED

By:   \s\ JOHN BURDETT



RALEIGH EUROPE B.V.

By:   \s\ JOHN BURDETT



RALEIGH B.V.

By:   \s\ JOHN BURDETT

ENGLEBERT WIENER BIKE PARTS GMBH

By:   \s\ JOHN BURDETT



WINORA-STAIGER GMBH

By:   \s\ JOHN BURDETT



DERBY HOLDING LIMITED

By:   \s\ JOHN BURDETT



RALEIGH FAHRRADER GMBH

By:   \s\ JOHN BURDETT



DERBY CYCLE WERKE GMBH

By:   \s\ JOHN BURDETT



RALEIGH INTERNATIONAL LIMITED

By:   \s\ JOHN BURDETT



CURRAGH FINANCE COMPANY

By:   \s\ JOHN BURDETT



RALEIGH IRELAND LIMITED

By:   \s\ JOHN BURDETT



DERBY HOLDING BV

By:   \s\ JOHN BURDETT

The Guarantors

DERBY HOLDING LIMITED

By: /s/ JOHN BURDETT


RALEIGH INDUSTRIES LIMITED

By: /s/ JOHN BURDETT


RALEIGH INTERNATIONAL LIMITED

By: /s/ JOHN BURDETT


DERBY CYCLE CORPORATION LIMITED

By: /s/ JOHN BURDETT


RALEIGH INDUSTRIES OF CANADA LIMITED

By: /s/ JOHN BURDETT


THE DERBY CYCLE CORPORATION

By: /s/ JOHN BURDETT


RALEIGH BV

By: /s/ JOHN BURDETT


RALEIGH EUROPE BV

By: /s/ JOHN BURDETT


KONINKLIJKE GAZELLE BV

By: /s/ JOHN BURDETT


DERBY NEDERLAND BV

By: /s/ JOHN BURDETT


DERBY HOLDING BV

By: /s/ JOHN BURDETT


LYON INVESTMENTS BV

By: /s/ JOHN BURDETT

DERBY HOLDING (DEUTSCHLAND) GMBH

By: /s/ JOHN BURDETT


RALEIGH FAHRRADER GMBH

By: /s/ JOHN BURDETT


NW SPORTGERATE GMBH

By: /s/ JOHN BURDETT


DERBY CYCLE WERKE GMBH

By: /s/ JOHN BURDETT


ENGLEBERT WIENER BIKE PARTS GMBH

By: /s/ JOHN BURDETT


UNIVEGA WORLDWIDE LICENCE GMBH

By: /s/ JOHN BURDETT

UNIVEGA BETEILIGUNGEN GMBH

By: /s/ JOHN BURDETT


UNIVEGA BIKES & SPORTS EUROPE GMBH

(formerly MS SPORT VERTRIEBS GMBH)

By: /s/ JOHN BURDETT


DERBY FAHRRADER GMBH

By: /s/ JOHN BURDETT


DERBY WS VERMOGENSVERWALTUNGS GMBH

By: /s/ JOHN BURDETT


WINORA-STAIGER GMBH

By: /s/ JOHN BURDETT


CURRAGH FINANCE COMPANY

By: /s/ JOHN BURDETT


RALEIGH IRELAND LIMITED

By: /s/ JOHN BURDETT


TRIUMPH CYCLE CO. LIMITED

By: /s/ JOHN BURDETT


BIKESHOP.COM, INC.

By: /s/ JOHN BURDETT

DERBY SWEDEN AB

By: /s/ JOHN BURDETT


RALEIGH (SERVICES) LIMITED

By: /s/ JOHN BURDETT


THE BRITISH CYCLE CORPORATION

By: /s/ JOHN BURDETT


BSA CYCLES LIMITED

By: /s/ JOHN BURDETT


The Arranger

J.P. MORGAN PLC

By: /s/ R.P. GILDEA


The Original Banks

ABN Amro Bank N.V.

By: /s/ MICHAEL J. NELCH                 WILLEM POOL


BHF - Bank AG

By: /s/ B. WILLIAMS               I. BAGGOTT


BNP Paribas

By: /s/ T.C.M. SCHRAGE                   FRANK JANSEN

DEUTSCHE BANK AG, LONDON

By: /s/ S. PERCHE                      A. WOODHULL


DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCH

By: /s/ JAMES G. GALLAGHER        SIMA F. DAVIS


HSBC BANK PLC

By: /s/ K. BIDWELL


KBC BANK (NEDERLAND) NV

By: /s/ N. WAAIJEN                     E.R. VAN DEN BERG


LLOYDS TSB BANK PLC

By: /s/ M.E. CATTERMOLE



OLDENBURGISCHE LANDESBANK AG

By: /s/ KNUTH HORN           FRANK WILLERS



Scotiabank Europe plc

By: /s/ R.A. MILLARD



THE BANK OF NOVA SCOTIA

By: /s/ R.A. MILLARD



THE CHASE MANHATTAN BANK

By: /s/ R.P. GILDEA

For
The Governor and Company of the Bank of Scotland

By: /s/ STEPHEN BUCHAN


THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By: /s/ R. KENNEDY                 G. MAGEE


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By: /s/ LAURENCE HARE


THE SUMITOMO BANK, LIMITED

By: /s/ NICOLAS DOWLER


The Additional Banks

ABN Amro Bank N.V.

By: /s/ MICHAEL J. NELCH           WILLEM POOL


BNP Paribas

By: /s/ T.C.M. SCHRAGE             FRANK JANSEN



HSBC BANK PLC

By: /s/ K. BIDWELL



KBC Bank (Nederland) NV

By: /s/ N. WAAIJEN                 E.R. VAN DEN BERG

LLOYDS TSB BANK PLC

By: /s/ M.E. CATTERMOLE



The Chase Manhattan Bank

By: /s/ R.P. GILDEA


The Security Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By: /s/ R.P. GILDEA


The Facility Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By: /s/ R.P. GILDEA